SUPPLEMENT DATED SEPTEMBER 15, 2003 TO THE
                                           TRAVELERS PORTFOLIO ARCHITECT ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Travelers Portfolio Architect Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.

1. EFFECTIVE SEPTEMBER 15, 2003, the cover is supplemented to include the following available variable funding option:

TRAVELERS SERIES FUND INC.
    SB Adjustable Rate Income Portfolio - Class I Shares

The Fund Fees and Expenses table in the Fee Table section is supplemented as follows:

                                                                                                                    TOTAL ANNUAL
                                                                        DISTRIBUTION                                 OPERATING
                                                 MANAGEMENT FEE        AND/OR SERVICE       OTHER EXPENSES        EXPENSES (BEFORE
                                                 (BEFORE EXPENSE            FEES            (BEFORE EXPENSE           EXPENSE
FUNDING OPTION                                   REIMBURSEMENT)           (12B-1)           REIMBURSEMENT)        REIMBURSEMENT)#
---------------------                            -----------------    -----------------    ------------------    -------------------
TRAVELERS SERIES FUND INC.
SB Adjustable Rate Income Portfolio - Class I....     0.60%                0.25%                 0.21%                1.06%**

** "Other Expenses" are based on estimated amounts for the current fiscal year.

The Examples in the Fee Table section are supplemented as follows:

                                                                                     IF CONTRACT IS NOT SURRENDERED
                                                  IF CONTRACT IS SURRENDERED AT        OR ANNUITIZED AT THE END OF
                                                    THE END OF PERIOD SHOWN:                  PERIOD SHOWN
                                                ----------------------------------  ----------------------------------
FUNDING                                                    3       5        10                 3       5        10
OPTION                                          1 YEAR   YEARS   YEARS     YEARS    1 YEAR   YEARS   YEARS     YEARS
---------------                                 -------  ------- -------  --------  -------  ------- -------  --------
TRAVELERS SERIES FUND INC.
  SB Adjustable Rate Portfolio -- Class I         912      1454    2020     3402      312      954     1620     3402

The Variable Funding Options section is supplemented as follows:

TRAVELERS SERIES FUND INC.
   SB Adjustable Rate Portfolio --     Seeks high current income and to      Smith Barney Fund Management, LLC
     Class I                           limit the degree of fluctuation
                                       of its net asset value resulting
                                       from movements in interest rates.
                                       The Fund normally invests in adjustable
                                       rate securities.


2. EFFECTIVE SEPTEMBER 15, 2003, the Alliance Growth Portfolio changed its name to the Strategic Equity Portfolio. Therefore, all references to the "Alliance Growth Portfolio" are replaced with "Strategic Equity Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Variable Funding Options" is revised as follows:

TRAVELERS SERIES FUND INC.
   Strategic Equity Portfolio          Seeks capital appreciation. The       TIA
                                       Fund normally invests in equity       Subadviser: Fidelity
                                       securities, primarily in common       Management & Research Company
                                       stocks of domestic issuers, and
                                       is not constrained to any
                                       particular investment style.

3.   GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

The fifth paragraph in the Guaranteed Minimum Withdrawal Benefit section is deleted and replaced with the following two paragraphs:

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.



September  2003                                                          L-23024

                                      SUPPLEMENT DATED SEPTEMBER 15, 2003 TO THE
                                    TRAVELERS PORTFOLIO ARCHITECT SELECT ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Travelers Portfolio Architect Select Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE SEPTEMBER 15, 2003, the Alliance Growth Portfolio changed its name to the Strategic Equity Portfolio. Therefore, all references to the "Alliance Growth Portfolio" are replaced with "Strategic Equity Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Variable Funding Options" is revised as follows:

TRAVELERS SERIES FUND INC.
   Strategic Equity Portfolio       Seeks capital appreciation. The       TIA
                                    Fund normally invests in equity       Subadviser: Fidelity
                                    securities, primarily in common       Management & Research Company
                                    stocks of domestic issuers, and
                                    is not constrained to any
                                    particular investment style.


The following sentence is deleted from page 6 of the Summary:

If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB"), a maximum charge of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

September  2003                                                          L-23043